                                                                   EXHIBIT 10.26


                                    FORM OF

                         REGISTRATION RIGHTS AGREEMENT

                            dated January ___, 1999

                                     among

                     UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                      and

                      UNITED INTERNATIONAL HOLDINGS, INC.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Recitals.....................................................................  1

ARTICLE I   Definitions......................................................  1
   1.01.    Defined Terms....................................................  1
   1.02.    Terms Generally..................................................  3

ARTICLE II  Registration Rights..............................................  3
   2.01.    Piggyback Registrations..........................................  3
   2.02.    Demand Registration..............................................  4
   2.03.    Indemnification by the Company...................................  5
   2.04.    Indemnification by the Shareholder...............................  5
   2.05.    Notices of Claims, Etc...........................................  6
   2.06.    Other Indemnification............................................  6
   2.07.    Indemnification Payments.........................................  6
   2.08.    Adjustments Affecting Registration Securities....................  7
   2.09.    Registration Covenants of the Company............................  7
   2.10.    Expenses.........................................................  7
   2.11.    Assignment of Registration Rights................................  8
   2.12.    No Preferential Registration Rights..............................  8
   2.13.    Other Registration Rights........................................  8
   2.14.    Rule 144A and Rule 144...........................................  8
   2.15.    Form S-3 and F-3 Registration....................................  9
   2.16     Other Exchanges..................................................  9

ARTICLE III Notices..........................................................  9

ARTICLE IV  Miscellaneous.................................................... 10
   4.01.    Termination...................................................... 10
   4.02.    Headings......................................................... 11
   4.03.    No Waiver........................................................ 11
   4.04.    Amendment........................................................ 11
   4.05.    Assignment....................................................... 11
   4.06.    Entire Agreement................................................. 11
   4.07.    Governing Law.................................................... 11
   4.08.    Severability..................................................... 11
   4.09.    Counterparts..................................................... 12

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT dated as of January __, 1999, is by and between UNITED PAN-EUROPE COMMUNICATIONS N.V., an entity incorporated in the Netherlands (the "Company") and UNITED INTERNATIONAL HOLDINGS, INC., a Delaware corporation (the "Shareholder").

                                   Recitals
                                   --------

     A. The Company plans to commence an initial public offering of the ordinary shares of the Company's stock (in the form of ordinary shares or American Depository Shares (the "Offering").

     B. Immediately prior to the Offering, the Shareholder held all of the Company's issued and outstanding ordinary shares, other than approximately 8.4% of such shares that have been registered in the name of a foundation to support Company's employee equity incentive plan.

     C. The parties hereto intend for this Agreement to govern the Shareholder's registration rights with respect to ordinary shares of the Company's stock.

                                   Agreement
                                   ---------

     The parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     1.01. Defined Terms.  As used herein, the following terms shall have
           -------------
the following meanings (terms defined in the singular shall have the same meanings when used in the plural and vice versa):
                                     ----------

           Agreement:  This Registration Rights Agreement as amended, modified,
           ---------
restated and replaced from time to time in accordance with the provisions hereof.

           Applicable Exchange:  The primary U.S. or European securities market
           -------------------
or exchange on which the Company's publicly trading securities are listed or qualified.

           Commission:  The U.S. Securities and Exchange Commission or any other
           ----------
U.S. federal agency at the time administering the Securities Act, or comparable regulatory authority in the case of listing or qualification of the Registrable Securities for sale through the Applicable Exchange.

           Exchange Act:  The Securities Exchange Act of 1934, as amended, and
           ------------
the rules and regulations thereunder.

           Indemnified Person:  As defined in Section 2.05.
           ------------------

           Indemnifying Person:  As defined in Section 2.05.
           -------------------

           Percentage Interest for each holder of Registration Securities at any
           -------------------
time means the percentage represented by the fraction, the numerator of which is the capital stock of the Company considered together as a single class owned by such holder and the denominator of which is all then issued and outstanding capital stock of the Company considered together as a single class.

           Piggyback Registrations:  As defined in Section 2.01(a).
           -----------------------

           Registration Securities:  Ordinary shares of the Company, American
           -----------------------
Depository Shares of the Company (each of which represents one ordinary share of the Company), and any other equity securities issued upon conversion thereof or that may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization, merger, consolidation or reclassification or other reorganization or otherwise. A Registration Security shall cease to be a Registration Security when: (A) a Registration Statement shall have become effective under the applicable Securities Law and such security shall have been disposed of in accordance therewith; (B) such security shall have been otherwise transferred and new certificates for such security not bearing a legend restricting further transfer shall have been delivered by the Company; (C) such security shall have ceased to be outstanding; or (D) if all Registration Securities outstanding at any given time may be sold during any three-month period pursuant to the exemption of Rule 144 under the Securities Act.

           Registration Statement:  A registration statement, listing
           ----------------------
particulars or similar document with respect to the sale of Registrable Securities on the Applicable Exchange as required by the applicable Securities Law.

           Securities:  Any equity security of the Company and any other
           ----------
security convertible into, or exercisable or exchangeable for, equity securities of the Company, including, stock options, rights, warrants and other convertible securities, subscriptions, calls or commitments.

           Securities Act:  The U.S. Securities Act of 1933, as amended, or any
           --------------
successor U.S. Federal statute, and the rules and regulations of the Commission thereunder.

           Securities Laws:  The Exchange Act, the Securities Act or any other
           ---------------
relevant securities law applicable for the sale of securities through the Applicable Exchange.

           U.S.:  United States of America.
           ----

     1.02. Terms Generally.  Whenever the context may require, any pronoun shall
           ---------------
include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles and Sections, shall be deemed references to Articles and Sections of this Agreement unless the context shall otherwise require.


                                  ARTICLE II

                              Registration Rights
                              -------------------

     2.01. Piggyback Registrations.
           -----------------------

           (a) If the Company shall at any time propose to file a Registration Statement for an offering of equity securities of the Company, by the Company or for resale by holders of the Company's securities pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), the Company shall give the Shareholder notice of such proposed registration at least 30 days prior to the filing of a registration statement. At the written request of the Shareholder delivered to the Company within 20 days after the receipt of the notice from the Company, which request shall state the number of Registration Securities that the Shareholder wishes to sell or distribute publicly under the registration statement proposed to be filed by the Company, the Company shall use its best efforts to include such number of registration Securities in such Registration Statement (a "Piggyback Registration").

           (b) If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters thereof advise the Company in writing that in their opinion the number of Securities requested to be included in the registration exceeds the number which can be sold in the offering, the Company shall include in the registration (i) first, the Securities that the Company proposes to sell, (ii) second, the Registration Securities the Shareholder proposes to sell, and (iii) third, the Securities each other holder of the Company's Securities who has registration rights and has exercised such rights proposes to sell. If the number of shares of Registration Securities that the Shareholder proposes to sell exceeds the number of shares that the Shareholder is entitled to sell pursuant to this section 2.01(b), the number of shares of Registration Securities that the Shareholder is entitled to sell hereunder shall be determined according to the Percentage Interest of the Shareholder immediately before such Piggyback Registration becomes effective.

           (c) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's Securities who have demand registration rights and the managing underwriters thereof advise the Company in writing that in their opinion the number of Securities requested to be included in the registration exceeds the number which can be sold in the offering, the Company shall include in the registration (i) first, that portion of the Registration Securities that the Shareholder proposes to sell representing 25% of such offering, (ii) second, the Securities of the holders of the Company's Securities who have exercised their demand registration rights and (iii) third, the Securities any other securityholders of the Company (including any additional Registration Securities the Shareholder desires to sell) propose to sell in proportion to the number of Securities each proposes to sell. If the Company subsequently desires to participate in such a registration of Securities, the Company shall include in the registration (A) first, that portion of the Registration Securities the Shareholder proposes to sell representing 25% of such offering, (B) second, the Securities of the holders of the Company's Securities who have exercised their demand registration rights and
(C) third, the Securities the Company and any other securityholders of the Company propose to sell (including any additional Registration Securities the Shareholder desires to sell) in proportion to the number of shares each proposes to sell. If the number of shares of Registration Securities that the Shareholder proposes to sell pursuant to this Section 2.01(c) exceeds the number of shares that the Shareholder is entitled to sell pursuant to this Section 2.01(c), the number of shares of Registration Securities the Shareholder is entitled to sell hereunder shall be determined according to the Percentage Interest of the Shareholder immediately before such Piggyback Registration becomes effective.

     2.02. Demand Registration
           -------------------

           (a)  Request and Filing.  Beginning one year after the date of the
                ------------------
Offering, the Shareholder may request that the Company file a registration statement covering the Registration Securities (the "Demand Registration").
Upon receipt of a request, the Company shall prepare and file a registration statement as promptly as practicable but in any event no later than 45 days after receipt of notice (the "Deadline"); provided, however, that the Company shall only be obligated to file and cause to be effective more than three Registration Statements pursuant to this Section 2.02(a) using forms other than Form S-3 or F-3 or successor forms, as the case may be, and shall not be required to file more than one Registration Statement using Form S-3 or F-3 or successor forms, as the case may be, in any six-month period. The Company agrees to use its best efforts to cause the Registration Statement to become effective as promptly as practicable after filing and to use its best efforts to keep the Registration Statement continuously effective for the period commencing on the date of effectiveness declared by the Commission and ending on the earlier of (i) ninety (90) days from the date of effectiveness; (ii) the date when each of the Registration Securities ceases to be Registration Securities; and (iii) the date when each of the Registration Securities not otherwise transferred or sold pursuant to the Registration Statement may be sold or distributed by the Stockholder in reliance upon Rule 144 under the Securities Act (giving effect to all conditions thereof, including, without limitation, the volume limitations contained in Rule 144(e)) (the "Effective Period").

           (b)  Registration Statement Form.  The Registration Statement under
                ---------------------------
this Section 2.1 shall be on such appropriate registration form of the Commission as shall be selected by the Company and as shall permit the disposition of the Registration Securities in accordance with the intended method or methods of disposition (including an underwritten offering).

     2.03. Indemnification by the Company.  In the event of any registration
           ------------------------------
of any Registration Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless each holder of Registration Securities, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such Registration Securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of
Section 15 of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the Registration Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse such holder, and each such director, officer, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the
                                                   --------  -------
Company shall not be liable in any such case if any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information about such holder as a stockholder of the Company furnished to the Company through an instrument duly executed by or on behalf of such holder specifically stating that it is for use in the preparation thereof; and provided further, however, that the Company shall not
                         ----------------  -------
be liable to any Person who participates as an underwriter in the offering or sale of Registration Securities, or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case if any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registration Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer or controlling Person and shall survive the transfer of the Registration Securities by such holder.

     2.04. Indemnification by the Shareholder.  The Company may require, as a
           ----------------------------------
condition to including any Registration Securities in any registration statement filed pursuant to Section 2.01 or Section 2.02, that the Company shall have received an undertaking satisfactory to it from the holder of such Registration Securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.03) the Company, each director of the Company, each officer of the Company signing such registration statement and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about such holder as a shareholder of the Company furnished to the Company through an instrument duly executed by such holder specifically stating that it is for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of the Registration Securities by such holder.

     2.05. Notices of Claims, Etc.  Promptly after receipt by a person entitled
           -----------------------
to indemnification under Section 2.03 or 2.04 (an "Indemnified Person") of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.03 or 2.04, such Indemnified Person will, if a claim in respect thereof is to be made against a Person required to indemnify such Indemnified Party under Section 2.03 or 2.04 (an "Indemnifying Person"), give notice to the Indemnifying Person of the commencement of such action; provided,
                                                                      --------
however, that the failure of any Indemnified Person to give notice as provided
-------
herein shall not relieve the Indemnifying Person of its obligations under

Section 2.03 or 2.04, except to the extent that the Indemnifying Person is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Person, unless in such Indemnified Person's reasonable judgment a conflict of interest between such Indemnified and Indemnifying Persons may exist or the Indemnified Person may have defenses not available to the Indemnifying Person in respect of such claim, the Indemnifying Person shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person, and after notice from the Indemnifying Person to such Indemnified Person of its election so to assume the defense thereof, the Indemnifying Person shall not be liable to such Indemnified Person for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Person shall be liable for any settlement of any action or proceeding effected without its written consent. No Indemnifying Person shall, without the Consent of the Indemnified Person, Consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such claim or litigation.

     2.06. Other Indemnification.  Indemnification similar to that specified in
           ---------------------
this Agreement with appropriate modifications shall be given by the Company and each holder of Registration Securities with respect to any required registration or other qualification of Registration Securities under any Federal or state law or regulation of any Governmental Authority other than the Securities Act.

     2.07. Indemnification Payments.  The indemnification required by this
           ------------------------
Agreement shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     2.08. Adjustments Affecting Registration Securities.  The Company shall not
           ---------------------------------------------
effect or permit to occur any combination, subdivision or other recapitalization of any of its Securities (a) which would materially adversely affect the ability of any holder of Registration Securities to include its Registration Securities, or which would reduce the number of Registration Securities that any holder of Registration Securities would otherwise be entitled to include pursuant to this Agreement, in any registration of Securities of the Company contemplated by this Agreement or (b) which would materially adversely affect the marketability of such Registration Securities under any such registration.

     2.09. Registration Covenants of the Company.
           -------------------------------------

           (a) Whenever any Registration Securities are to be registered pursuant to Section 2.01 or 2.02 of this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registration Securities under the Securities Laws in accordance with the intended method of disposition thereof. The Company shall deliver to the applicable holders a sufficient number of prospectuses to sell the Registration Securities as contemplated by the Registration Statement. If required or appropriate, the Company shall enter into the necessary agreements with a Transfer Agent with respect to such securities.

           (b) The Company may require each Shareholder requesting that Registered Securities be registered pursuant to Section 2.01 or 2.02 to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Shareholder and its ownership of Registration Securities as the Company may from time to time reasonably request in writing. Each such Shareholder agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

           (c) Upon receipt of any notice from the Company at any time when a prospectus relating to the registration is required to be delivered under the Securities Laws, of the occurrence of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Shareholder selling Registration Securities will forthwith discontinue disposition of the Registration Securities until receipt of copies of a supplemented or amended prospectus or until such Shareholders are advised in writing by the Company that the use of the prospectus may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in the prospectus and, if so directed by the Company, such Shareholders will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession of the prospectus covering such Registration Securities current at the time of receipt of such notice.

     2.10. Expenses.  In connection with any Piggyback Registration or Demand
           --------
Registration, the Company shall pay all commission and securities exchange registration and filing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company, the fees and disbursements of the Company's independent public accountants (including the expenses of comfort letters required for the Piggyback Registration or Demand Registration) and any fees and disbursements of underwriters. In addition, the Company shall be responsible for the reasonable fees and disbursements of counsel for each holder of Registration Securities necessary for the preparation of the Registration Statement. In any registration, each such holder shall pay for its own underwriting discounts and commissions and transfer taxes.

     2.11. Assignment of Registration Rights.  Each party hereto may assign its
           ---------------------------------
rights under this Agreement to any of its designated Affiliates that may acquire shares of the Shareholder Shares, as applicable, and to anyone to whom any such party or any such Affiliate sells, transfers or assigns any of the Registration Securities (other than in sales pursuant to Rule 144 under the Securities Act or a Piggyback or Demand Registration effected pursuant to this Agreement); provided, however, that no assignment shall increase the Company's obligations
--------  -------
to effect registrations or to pay expenses thereof.

     2.12. No Preferential Registration Rights.  Notwithstanding any other
           -----------------------------------
provision of this Agreement, if the Company grants registration rights to any other Person on terms which any holder of Registration Securities considers preferential to the terms in this Agreement, then such holder shall be entitled to registration rights with such preferential terms.

     2.13. Other Registration Rights.  The Company shall not grant any right of
           -------------------------
registration under the Securities Act relating to any of its Securities to any Person other than the Shareholder unless the Shareholder shall be entitled to have included in any Piggyback Registration effected pursuant to Section 2.01(c) a number of Registration Securities requested by the Shareholder as applicable, to be so included representing at least 25% of such offering prior to the inclusion of any securities requested to be registered by the Persons entitled to any such other registration rights.

     2.14. Rule 144A and Rule 144.
           ----------------------

           (a)  If the Company is not subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act, but only for so long as the Company is not so subject, the Company shall take all actions reasonably necessary to enable each holder of Registration Securities to sell its Registration Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any such holder, the Company shall deliver to such holder a written statement as to whether the Company has complied with such requirements.

           (b) After the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, but only for so long as the Company is so subject, the Company shall take all actions reasonably necessary to enable each holder of Registration Securities to sell its Registration Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, including filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of any such holder, the Company shall deliver to such holder a written statement as to whether the Company has complied with such requirements.

     2.15. Form S-3 or F-3 Registration.  In case the Company shall receive from
           ----------------------------
any holder of Registration Securities a written request or requests that the Company effect a registration on Form S-3 or F-3 (or any successor form of abbreviated registration statement) and any related qualification or compliance with respect to all or a part of the Registration Securities, the Company will, as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate that sale and distribution of all or such portion of the Registration Securities as are specified in such request; provided, however, that the Company shall not be
                           --------  -------
obligated to effect any such registration, qualification or compliance pursuant to this Section 2.15: (a) if Form S-3 or F-3 is not available for such offering; (b) if the Company shall furnish to such holder a certificate signed by the President of the Company stating that in the good faith judgment of the board of directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 or F-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 or F-3 Registration Statement for a period of not more than 90 days after receipt of the request of such holder under this Section 2.14; provided, however, that the Company shall not utilize this right more than
      --------  -------
once in any 12-month period; or (c) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance. Subject to the foregoing, the Company shall file a registration statement covering the Registration Securities so requested to be registered as soon as practicable after receipt of the request of such holder. All expenses incurred in connection with a registration requested pursuant to this Section 2.14 including, all registration, filing, qualification, printer's and accounting fees and reasonable fees and disbursements of counsel for each holder of Registration Securities and counsel for the Company shall be borne by the Company.

     2.16  Other Exchanges.  The Company has also listed its ordinary shares on
           ---------------
the Amsterdam Stock Exchange and in the future may list its securities on other exchanges. The Company hereby grants the Shareholder the right to require the Company to list or register the Registration Securities on the Amsterdam Stock Exchange or such other exchanges in a manner substantially consistent with the registration rights granted in this agreement, taking into account the applicable securities laws and listing or registration procedures of the exchanges.


                                  ARTICLE III

                                    Notices
                                    -------

     All notices or other communications to be given under this Agreement shall be given in writing and delivered by hand or sent by express courier or delivery service or transmitted by telecopier. Copies of notices and communications may be sent in like fashion. Such notices and communications shall be deemed to have been received by the addressee upon receipt, but in no event later than 72 hours after the notice or communication is delivered to an express courier or delivery service, or 24 hours after transmission of the notice or communication by telecopier and if sent by telecopier, subject to confirmation by sender's delivery of the notice or communication to an express courier or delivery service for delivery to the addressee. The addresses and telecopier numbers of the parties hereto for delivery of notices are set forth below.

          (a)  If to the Shareholder, addressed to it at:

               United International Holdings, Inc.
               4643 South Ulster Street, Suite 1300
               Denver, Colorado  80237
               Attention:   President
               Telecopier No. 303-770-4207

          With a copy to:

               Holme Roberts & Owen LLP
               1700 Lincoln, Suite 4100
               Denver, Colorado  80203
               Attention:  Garth B. Jensen, Esq.
               Telecopier No. 303-866-0200

          (b)  If to the Company, addressed to it at:

               United Pan-Europe Communications N.V.
               Fred. Roeskestraat 123
               1076 EE Amsterdam
               The Netherlands
               Attention:  President
               Telecopier No. 31-20-778-98-81


Any party hereto may change its address or telecopier number for receiving notices and communications by giving notice of such change to the other parties hereto.


                                  ARTICLE IV

                                 Miscellaneous
                                 -------------

     4.01. Termination.  The Company's obligations pursuant to this Agreement
           -----------
shall expire at such time as all Registerable Securities have been sold pursuant to an effective Registration Statement under the Securities Laws or may be publicly sold without registration in the jurisdiction of the Applicable Exchange.

     4.02. Headings.  Section and article headings, captions and numbers in this
           --------
Agreement are for convenience only and shall not be used in its interpretation or considered part of this Agreement.

     4.03. No Waiver.  The failure or delay of any party at any time or from
           ---------
time to time to exercise any right under or enforce any provision of this Agreement shall not be construed as implying a waiver of such provision or of the right of that party to exercise or enforce it subsequently. No single or partial exercise of any right under this Agreement shall preclude the further or full exercise of the right. No waiver of any default on any one occasion shall constitute a waiver of any subsequent or other default. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which the parties would otherwise have. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

     4.04. Amendment.  No provision of this Agreement may be amended, modified
           ---------
or waived except by an instrument in writing entered into by the parties hereto and designated as an amendment, modification or waiver.

     4.05. Assignment.  This Agreement shall be binding upon and inure to the
           ----------
benefit of the parties hereto and their respective permitted assigns. In addition, and whether any express assignment shall have been made, the provision of this Agreement that are for the benefit of the parties hereto other than the Company also shall be for the benefit of and enforceable by any subsequent holder of Registration Securities, subject to the requirement that the transferring party hereto give written notice to the Company of such transfer stating the name and address of the transferee and identifying the Securities with respect to which the registration rights are being assigned.

     4.06. Entire Agreement.  This Agreement and the other Operative Agreements
           ----------------
embody the entire agreement of the parties hereto and thereto regarding the subject matter hereof and thereof and supersede any prior and contemporaneous negotiations, agreements and understandings among the parties hereto and thereto.

     4.07. Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of Colorado.

     4.08. Severability.  If any provision of this Agreement or the application
           ------------
thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. Notwithstanding the foregoing, the Company and the Shareholder shall negotiate in good faith or attempt to agree on the terms of a mutually satisfactory provision to replace any invalid or unenforceable provision.

     4.09. Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts or counterpart signature pages, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

     IN WITNESS WHEREOF the parties hereto have executed this Registration Rights Agreement as of the date first set forth above.


                                        THE SHAREHOLDER:
                                        ---------------

                                        UNITED INTERNATIONAL HOLDINGS, INC.


                                        By:
                                           ----------------------------------
                                           Michael T. Fries, President


                                        THE COMPANY:
                                        -----------

                                        UNITED PAN-EUROPE COMMUNICATIONS N.V.


                                        By:
                                           ----------------------------------
                                           J. Timothy Bryan, President

                                        By:
                                           ----------------------------------
                                           Anton H.E. v. Voskuijlen, Senior Vice
                                        President, Legal